Employee Stock Purchase Plan	3 Months Ended
Mar. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Employee Stock Purchase Plan
12.	Employee Stock Purchase Plan

In March 2017, the Board of Directors adopted and the stockholders approved, the Employee Stock Purchase Plan (the “ESPP”), that became effective in April 2017. The ESPP provides for the issuance of up to 300,000 shares of the Company’s common stock for the purchases made under the ESPP. The ESPP also provides that the number of shares reserved for issuance thereunder will be increased annually on the first day of each year beginning in 2018 by one percent (1%) of the shares of the Company’s common stock outstanding on the last day of the immediately preceding year or such smaller increase as determined by the Company’s Board of Directors. The Board of Directors has not yet determined the timing for the offering periods under the ESPP.